Summary of Significant Accounting Policies (Policies)	3 Months Ended	12 Months Ended
	Mar. 31, 2020	Dec. 31, 2019
Accounting Policies [Abstract]
Basis of Presentation, Policy

Basis of Presentation

The accompanying unaudited Consolidated Financial Statements of CCH have been prepared in accordance with GAAP for interim financial information and with Rule 10-01 of Regulation S-X.  Accordingly, they do not include all of the information and footnotes required by GAAP for complete financial statements and should be read in conjunction with the Consolidated Financial Statements and accompanying notes included in our annual report on Form 10-K for the year ended December 31, 2019.  In our opinion, all adjustments, consisting only of normal recurring adjustments necessary for a fair presentation, have been included.

Basis of Presentation

Our Consolidated Financial Statements have been prepared in accordance with GAAP.  Our Consolidated Financial Statements include the accounts of CCH and its subsidiaries.  All intercompany accounts and transactions have been eliminated in consolidation.

Certain reclassifications have been made to conform prior period information to the current presentation.  The reclassifications did not have a material effect on our consolidated financial position, results of operations or cash flows.

Recent Accounting Standards

Recent Accounting Standards

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting.  This guidance primarily provides temporary optional expedients which simplify the accounting for contract modifications to existing debt agreements expected to arise from the market transition from LIBOR to alternative reference rates.  The optional expedients were available to be used upon issuance of this guidance but we have not yet applied the guidance because we have not yet modified any of our existing contracts for reference rate reform.  Once we apply an optional expedient to a modified contract and adopt this standard, the guidance will be applied to all subsequent applicable contract modifications until December 31, 2022, at which time the optional expedients are no longer available.

Recent Accounting Standards

We adopted Accounting Standards Update (“ASU”) 2016-02, Leases (Topic 842), and subsequent amendments thereto on January 1, 2019 using the optional transition approach to apply the standard at the beginning of the first quarter of 2019 with no retrospective adjustments to prior periods.  This standard requires a lessee to recognize leases on its balance sheet by recording a lease liability representing the obligation to make future lease payments and a right-of-use asset representing the right to use the underlying asset for the lease term.  The adoption of the standard did not materially impact our Consolidated Financial Statements.  Upon adoption of the standard, we recorded right-of-use assets of $8.1 million in other non-current assets, net, and lease liabilities of $0.5 million in other current liabilities—affiliate, $5.2 million other non-current liabilities and $1.2 million in other non-current liabilities—affiliate.

In December 2019, the Financial Accounting Standards Board (“FASB”) issued ASU 2019-12, Income Taxes (Topic 740): Simplifying the Accounting for Income Taxes.  The new guidance retrospectively eliminates the requirement to allocate the consolidated amount of current and deferred tax expense to entities that are not subject to income tax.  We early adopted this guidance effective December 31, 2019 and recorded a cumulative-effect adjustment to retained earnings of $2.1 million on our subsidiaries’ financial statements, that has been eliminated upon consolidated on our Consolidated Financial Statements.  The provision for income taxes, taxes payable and deferred income tax balances have been retrospectively removed from our subsidiaries’ financial statements.  The deferred tax assets were offset with a full valuation allowance and therefore no cumulative effect adjustment to retained earnings was required on our Consolidated Financial Statements.

Use of Estimates, Policy

Use of Estimates

The preparation of Consolidated Financial Statements in conformity with GAAP requires management to make certain estimates and assumptions that affect the amounts reported in the Consolidated Financial Statements and the accompanying notes.  Management evaluates its estimates and related assumptions regularly, including those related to fair value measurements, revenue recognition, property, plant and equipment, derivative instruments and asset retirement obligations (“AROs”), as further discussed under the respective sections within this note.  Changes in facts and circumstances or additional information may result in revised estimates, and actual results may differ from these estimates.

Fair Value Measurements, Policy

Fair Value Measurements

Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants.  Hierarchy Levels 1, 2 and 3 are terms for the priority of inputs to valuation approaches used to measure fair value.  Hierarchy Level 1 inputs are quoted prices in active markets for identical assets or liabilities.  Hierarchy Level 2 inputs are inputs that are directly or indirectly observable for the asset or liability,  other than quoted prices included within Level 1.  Hierarchy Level 3 inputs are inputs that are not observable in the market.

In determining fair value, we use observable market data when available, or models that incorporate observable market data.  In addition to market information, we incorporate transaction-specific details that, in management’s judgment, market participants would take into account in measuring fair value.  We maximize the use of observable inputs and minimize our use of unobservable inputs in arriving at fair value estimates.

Recurring fair-value measurements are performed for derivative instruments as disclosed in Note 7—Derivative Instruments.  The carrying amount of restricted cash, accounts receivables and accounts payable reported on the Consolidated Balance Sheets approximates fair value.  The fair value of debt is the estimated amount we would have to pay to repurchase our debt in the open market, including any premium or discount attributable to the difference between the stated interest rate and market interest rate at each balance sheet date.  Debt fair values, as disclosed in Note 10—Debt, are based on quoted market prices for identical instruments, if available, or based on valuations of similar debt instruments using observable or unobservable inputs.  Non-financial assets and liabilities initially measured at fair value include AROs.

Revenue Recognition

Revenue Recognition

We recognize revenues when we transfer control of promised goods or services to our customers in an amount that reflects the consideration to which we expect to be entitled to in exchange for those goods or services.  Revenues from the sale of LNG are recognized as LNG revenues.  See Note 11—Revenues from Contracts with Customers for further discussion of revenues.

Cash and Cash Equivalents, Policy		Cash and Cash Equivalents We consider all highly liquid investments with an original maturity of three months or less to be cash equivalents.
Restricted Cash, Policy

Restricted Cash

Restricted cash consists of funds that are contractually or legally restricted as to usage or withdrawal and have been presented separately from cash and cash equivalents on our Consolidated Balance Sheets.

Receivables, Policy

Accounts Receivable

Accounts receivable is reported net of any allowances for doubtful accounts.  We periodically review the collectability on our accounts receivable and recognize an allowance if there is probability of non-collection, based on historical write-off and customer-specific factors.  We did not have an allowance on our accounts receivable as of December 31, 2019 and 2018.

Inventory, Policy

Inventory

LNG and natural gas inventory are recorded at the lower of weighted average cost and net realizable value.  Materials and other inventory are recorded at the lower of cost and net realizable value and subsequently charged to expense when issued.

Accounting For LNG Activities, Policy

Accounting for LNG Activities

Generally, we begin capitalizing the costs of our LNG terminal once the individual project meets the following criteria: (1) regulatory approval has been received, (2) financing for the project is available and (3) management has committed to commence construction.  Prior to meeting these criteria, most of the costs associated with a project are expensed as incurred.  These costs primarily include professional fees associated with preliminary front-end engineering and design work, costs of securing necessary regulatory approvals and other preliminary investigation and development activities related to our LNG terminal.

Generally, costs that are capitalized prior to a project meeting the criteria otherwise necessary for capitalization include: land acquisition costs, detailed engineering design work and certain permits that are capitalized as other non-current assets.  The costs of lease options are amortized over the life of the lease once obtained.  If no land or lease is obtained, the costs are expensed.

Property, Plant and Equipment, Policy

Property, Plant and Equipment

Property, plant and equipment are recorded at cost.  Expenditures for construction and commissioning activities, major renewals and betterments that extend the useful life of an asset are capitalized, while expenditures for maintenance and repairs (including those for planned major maintenance projects) to maintain property, plant and equipment in operating condition are generally expensed as incurred.  We realize offsets to LNG terminal costs for sales of commissioning cargoes that were earned or loaded prior to the start of commercial operations of the respective Train during the testing phase for its construction.  We depreciate our property, plant and equipment using the straight-line depreciation method.  Upon retirement or other disposition of property, plant and equipment, the cost and related accumulated depreciation are removed from the account, and the resulting gains or losses are recorded in impairment expense and loss (gain) on disposal of assets.

Management tests property, plant and equipment for impairment whenever events or changes in circumstances have indicated that the carrying amount of property, plant and equipment might not be recoverable.  Assets are grouped at the lowest level for which there is identifiable cash flows that are largely independent of the cash flows of other groups of assets for purposes of assessing recoverability.  Recoverability generally is determined by comparing the carrying value of the asset to the expected undiscounted future cash flows of the asset.  If the carrying value of the asset is not recoverable, the amount of impairment loss is measured as the excess, if any, of the carrying value of the asset over its estimated fair value.  During the year ended December 31, 2017, we recognized $5.5 million of impairment expense related to damaged infrastructure as an effect of Hurricane Harvey.  We did not record any impairments related to property, plant and equipment during the years ended December 31, 2019 and 2018.

Interest Capitalization, Policy

Interest Capitalization

We capitalize interest costs during the construction period of our LNG terminal and related assets as construction-in-process.  Upon commencement of operations, these costs are transferred out of construction-in-process into terminal and interconnecting pipeline facilities assets and are amortized over the estimated useful life of the asset.

Regulated Natural Gas Pipelines, Policy

Regulated Natural Gas Pipelines

The Corpus Christi Pipeline is subject to the jurisdiction of the FERC in accordance with the Natural Gas Act of 1938 and the Natural Gas Policy Act of 1978.  The economic effects of regulation can result in a regulated company recording as assets those costs that have been or are expected to be approved for recovery from customers, or recording as liabilities those amounts that are expected to be required to be returned to customers, in a rate-setting process in a period different from the period in which the amounts would be recorded by an unregulated enterprise.  Accordingly, we record assets and liabilities that result from the regulated rate-making process that may not be recorded under GAAP for non-regulated entities.  We continually assess whether regulatory assets are probable of future recovery by considering factors such as applicable regulatory changes and recent rate orders applicable to other regulated entities.  Based on this continual assessment, we believe the existing regulatory assets are probable of recovery.  These regulatory assets and liabilities are primarily classified in our Consolidated Balance Sheets as other assets and other liabilities.  We periodically evaluate their applicability under GAAP, and consider factors such as regulatory changes and the effect of competition.  If cost-based regulation ends or competition increases, we may have to reduce our asset balances to reflect a market basis less than cost and write off the associated regulatory assets and liabilities.

Items that may influence our assessment are:

•	inability to recover cost increases due to rate caps and rate case moratoriums;
•	inability to recover capitalized costs, including an adequate return on those costs through the rate-making process and the FERC proceedings;
•	excess capacity;
•	increased competition and discounting in the markets we serve; and
•	impacts of ongoing regulatory initiatives in the natural gas industry.

Natural gas pipeline costs include amounts capitalized as an Allowance for Funds Used During Construction (“AFUDC”).  The rates used in the calculation of AFUDC are determined in accordance with guidelines established by the FERC.  AFUDC represents the cost of debt and equity funds used to finance our natural gas pipeline additions during construction.  AFUDC is capitalized as a part of the cost of our natural gas pipeline.  Under regulatory rate practices, we generally are permitted to recover AFUDC, and a fair return thereon, through our rate base after the natural gas pipelines are placed in service.

Derivative Instruments, Policy

Derivative Instruments

We use derivative instruments to hedge our exposure to cash flow variability from interest rate and commodity price risk.  Derivative instruments are recorded at fair value and included in our Consolidated Balance Sheets as assets or liabilities depending on the derivative position and the expected timing of settlement, unless they satisfy criteria for, and we elect, the normal purchases and sales exception.  When we have the contractual right and intend to net settle, derivative assets and liabilities are reported on a net basis.

Changes in the fair value of our derivative instruments are recorded in earnings, unless we elect to apply hedge accounting and meet specified criteria.  We did not have any derivative instruments designated as cash flow or fair value hedges during the years ended December 31, 2019, 2018 and 2017.  See Note 7—Derivative Instruments for additional details about our derivative instruments.

Concentration of Credit Risk, Policy

Concentration of Credit Risk

Financial instruments that potentially subject us to a concentration of credit risk consist principally of restricted cash, derivative instruments and accounts receivable.  We maintain cash balances at financial institutions, which may at times be in excess of federally insured levels.  We have not incurred losses related to these balances to date.

The use of derivative instruments exposes us to counterparty credit risk, or the risk that a counterparty will be unable to meet its commitments.  Certain of our commodity derivative transactions are executed through over-the-counter contracts which are subject to nominal credit risk as these transactions are settled on a daily margin basis with investment grade financial institutions.  Collateral deposited for such contracts is recorded within other current assets.  Our interest rate derivative instruments are placed with investment grade financial institutions whom we believe are acceptable credit risks.  We monitor counterparty creditworthiness on an ongoing basis; however, we cannot predict sudden changes in counterparties’ creditworthiness.  In addition, even if such changes are not sudden, we may be limited in our ability to mitigate an increase in counterparty credit risk.  Should one of these counterparties not perform, we may not realize the benefit of some of our derivative instruments.

CCL has entered into fixed price long-term SPAs generally with terms of 20 years with nine third parties and have entered into agreements with Cheniere Marketing International LLP (“Cheniere Marketing”).  CCL is dependent on the respective customers’ creditworthiness and their willingness to perform under their respective SPAs.  See Note 14—Customer Concentration for additional details about our customer concentration.

Debt, Policy

Debt

Our debt consists of current and long-term secured and unsecured debt securities and credit facilities with banks and other lenders.  Debt issuances are placed directly by us or through securities dealers or underwriters and are held by institutional and retail investors.

Debt is recorded on our Consolidated Balance Sheets at par value adjusted for unamortized discount or premium and net of unamortized debt issuance costs related to term notes.  Debt issuance costs consist primarily of arrangement fees, professional fees, legal fees and printing costs.  If debt issuance costs are incurred in connection with a line of credit arrangement or on undrawn funds, they are presented as an asset on our Consolidated Balance Sheets.  Discounts, premiums and debt issuance costs directly related to the issuance of debt are amortized over the life of the debt and are recorded in interest expense, net of capitalized interest using the effective interest method.  Gains and losses on the extinguishment or modification of debt are recorded in gain (loss) on modification or extinguishment of debt on our Consolidated Statements of Operations.

Asset Retirement Obligations, Policy

Asset Retirement Obligations

We recognize AROs for legal obligations associated with the retirement of long-lived assets that result from the acquisition, construction, development and/or normal use of the asset and for conditional AROs in which the timing or method of settlement are conditional on a future event that may or may not be within our control.  The fair value of a liability for an ARO is recognized in the period in which it is incurred, if a reasonable estimate of fair value can be made.  The fair value of the liability is added to the carrying amount of the associated asset.  This additional carrying amount is depreciated over the estimated useful life of the asset.

We have not recorded an ARO associated with the Corpus Christi Pipeline.  We believe that it is not feasible to predict when the natural gas transportation services provided by the Corpus Christi Pipeline will no longer be utilized.  In addition, our right-of-way agreements associated with the Corpus Christi Pipeline have no stipulated termination dates.  We intend to operate the Corpus Christi Pipeline as long as supply and demand for natural gas exists in the United States and intend to maintain it regularly.

Income Taxes, Policy

We are a disregarded entity for federal and state income tax purposes.  Our taxable income or loss, which may vary substantially from the net income or loss reported on our Consolidated Statements of Operations, is included in the consolidated federal income tax return of Cheniere.  Accordingly, no provision or liability for federal or state income taxes is included in the accompanying Consolidated Financial Statements.

Income Taxes

We are a disregarded entity for federal and state income tax purposes.  Our taxable income or loss, which may vary substantially from the net income or loss reported on our Consolidated Statements of Operations, is included in the consolidated federal income tax return of Cheniere.  Accordingly, no provision or liability for federal or state income taxes is included in the accompanying Consolidated Financial Statements.

Business Segment, Policy

Business Segment

Our liquefaction and pipeline business at the Corpus Christi LNG terminal represents a single reportable segment.  Our chief operating decision maker reviews the financial results of CCH in total when evaluating financial performance and for purposes of allocating resources.